UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2016

Mercedes-Benz Auto Receivables Trust 2016-1
(Exact name of Issuing Entity as specified in its charter)
 Central Index Key Number of Issuing Entity: 0001682524

Daimler Retail Receivables LLC
(Exact name of Depositor as specified in its charter)
 Central Index Key Number of Depositor: 0001463814

Mercedes-Benz Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)
 Central Index Key Number of Sponsor:  0001540252

State of Delaware	333-212311-01	20-8741581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 991-6632

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

In connection with the $1,497,970,000 Asset Backed Notes offered pursuant to the Prospectus dated September 9, 2016, Mercedes-Benz Auto Receivables Trust 2016-1 (the “Issuer”) and Daimler Retail Receivables LLC (“Daimler Retail Receivables”) have entered into, or intend to enter into at closing, the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

4.1	Indenture, dated as of September 1, 2016, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of September 1, 2016, between Daimler Retail Receivables and Wilmington Trust, National Association, as owner trustee.

10.1	Sale and Servicing Agreement, dated as of September 1, 2016, among the Issuer, Daimler Retail Receivables and MBFS USA, as seller (in such capacity, the “Seller”) and servicer (in such capacity, the “Servicer”).

10.2	Administration Agreement, dated as of September 1, 2016, among the Issuer, MBFS USA, as administrator (the “Administrator”), Daimler Retail Receivables and the Indenture Trustee.

10.3	Receivables Purchase Agreement, dated as of September 1, 2016, between the Seller and Daimler Retail Receivables, as purchaser.

10.4	Asset Representations Review Agreement, dated as of September 1, 2016, among the Issuer, the Administrator, the Servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER RETAIL RECEIVABLES LLC, as Depositor

By:	/s/ Steven C. Poling
Name: Steven C. Poling
Title: Assistant Secretary

Date: September 14, 2016

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of September 1, 2016, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of September 1, 2016, between Daimler Retail Receivables and Wilmington Trust, National Association, as owner trustee.

10.1
Sale and Servicing Agreement, dated as of September 1, 2016, among the Issuer, Daimler Retail Receivables and MBFS USA, as seller (in such capacity, the “Seller”) and servicer (in such capacity, the “Servicer”).

10.2	Administration Agreement, dated as of September 1, 2016, among the Issuer, MBFS USA, as administrator (the “Administrator”), Daimler Retail Receivables and the Indenture Trustee.

10.3	Receivables Purchase Agreement, dated as of September 1, 2016, between the Seller and Daimler Retail Receivables, as purchaser.

10.4	Asset Representations Review Agreement, dated as of September 1, 2016, among the Issuer, the Administrator, the Servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.